PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2021
PLANT AND EQUIPMENT, NET
Schedule of Property, Plant and Equipment

Plant and equipment, net consist of the following:

	September 30,
	2020	2021
	RMB	RMB
Plant and building	123,011	70,179
Machinery and equipment	64,734	57,203
Furniture and office equipment	12,363	12,353
Motor vehicles	3,586	3,580
Total	203,694	143,315
Accumulated depreciation	(88,243)	(94,631)
Plant and equipment, net	115,451	48,684